SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 16, 1998

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                   333-27355                   13-3526694
(State or Other Jurisdiction    (Commission File              (I.R.S. Employer
     of Incorporation)               Number)                 Identification No.)

     One New York Plaza                                            10292
     New York, New York                                          (Zip Code)
    (Address of Principal
     Executive Offices)

       Registrant's telephone number, including area code (212) 214-7435

                                   No Change
         (Former name or former address, if changed since last report)


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      Item 5. Other Events

      In connection with the offering of Emergent Home Equity Loan Trust 1998-1, Emergent Home Equity Loan Pass-Through Certificates, Series 1998-1, Prudential Securities Incorporated and First Union Capital Markets Group, as underwriters, have furnished to certain prospective investors certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (the "Related Computational Materials").

      Item 7. Financial Statements, Pro Forma Financial Information and
              Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PRUDENTIAL SECURITIES SECURED FINANCING
                           CORPORATION, as Depositor and on behalf
                           of Emergent Home Equity Loan Trust 1998-1

                           By: /s/ Norman Chaleff
                               ------------------------------------
                               Name:   Norman Chaleff
                               Title:  Vice President

Date:  March 16, 1998


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                                 EXHIBIT INDEX

Exhibit No.               Description                                   Page No.
-----------               -----------                                   --------
99.1                      Related Computational Materials (as               6
                          defined in Item 5 above).


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